Exhibit 99.2

Fourth-quarter 2024 Detailed Supplemental Information

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,811	12,351	14,250	14,729	56,141	13,848	13,620	13,041	14,236	54,745
Equity in earnings of affiliates	499	412	388	421	1,720	421	403	441	440	1,705
Gain (loss) on dispositions	93	(1)	108	28	228	93	(5)	(2)	(35)	51
Other income (loss)	114	122	120	129	485	114	118	124	96	452
Total Revenues and Other Income	15,517	12,884	14,866	15,307	58,574	14,476	14,136	13,604	14,737	56,953

Costs and Expenses
Purchased commodities	6,138	4,616	5,543	5,678	21,975	5,334	4,858	4,747	5,073	20,012
Production and operating expenses	1,779	1,886	1,995	2,033	7,693	2,015	2,164	2,261	2,311	8,751
Selling, general and administrative expenses	159	205	169	172	705	178	164	186	630	1,158
Exploration expenses	138	83	92	85	398	112	102	70	71	355
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211	2,334	2,390	2,664	9,599
Impairments	1	—	11	2	14	—	34	—	46	80
Taxes other than income taxes	576	512	536	450	2,074	555	536	476	520	2,087
Accretion on discounted liabilities	68	68	68	79	283	80	80	80	85	325
Interest and debt expense	188	179	194	219	780	205	198	189	191	783
Foreign currency transactions (gain) loss	(44)	(14)	55	95	92	(18)	9	(28)	(13)	(50)
Other expenses	10	(23)	8	7	2	(4)	(2)	(2)	189	181
Total Costs and Expenses	10,955	9,522	10,766	11,043	42,286	10,668	10,477	10,369	11,767	43,281
Income (loss) before income taxes	4,562	3,362	4,100	4,264	16,288	3,808	3,659	3,235	2,970	13,672
Income tax provision (benefit)	1,642	1,130	1,302	1,257	5,331	1,257	1,330	1,176	664	4,427
Net Income (Loss)	2,920	2,232	2,798	3,007	10,957	2,551	2,329	2,059	2,306	9,245

Net Income Per Share of Common Stock (dollars)
Basic	2.38	1.84	2.33	2.53	9.08	2.16	1.99	1.77	1.90	7.82
Diluted	2.38	1.84	2.32	2.52	9.06	2.15	1.98	1.76	1.90	7.81

Weighted-Average Common Shares Outstanding (in thousands)*
Basic	1,220,228	1,207,443	1,196,641	1,187,144	1,202,757	1,177,921	1,168,198	1,161,318	1,207,421	1,178,920
Diluted	1,223,355	1,210,342	1,199,746	1,189,903	1,205,675	1,180,320	1,170,299	1,163,227	1,209,163	1,180,871
*Ending Common Shares Outstanding is 1,275,867 as of December 31, 2024, compared with 1,150,912 as of September 30, 2024.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	567	510	606	737	2,420	468	495	370	473	1,806

Lower 48	2,378	1,581	2,257	2,008	8,224	1,766	1,626	1,588	1,658	6,638

Canada	8	43	125	252	428	236	347	35	322	940

Europe, Middle East and North Africa	1,244	982	893	1,135	4,254	1,081	917	976	1,069	4,043

Asia Pacific	582	451	509	462	2,004	517	539	528	350	1,934

Other International	1	(5)	1	(10)	(13)	(1)	3	1	(5)	(2)

Corporate and Other	(218)	(200)	(291)	(320)	(1,029)	(259)	(268)	(263)	(897)	(1,687)

Consolidated	4,562	3,362	4,100	4,264	16,288	3,808	3,659	3,235	2,970	13,672

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
EFFECTIVE INCOME TAX RATES

Alaska*	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%	27.4%	27.6%	25.4%	26.6%

Lower 48	22.1%	22.2%	21.1%	20.4%	21.4%	21.8%	22.6%	21.9%	21.9%	22.0%

Canada	21.9%	26.6%	(48.6)%	29.5%	6.1%	23.6%	24.6%	30.9%	23.5%	24.2%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%	72.5%	69.5%	68.6%	70.6%

Asia Pacific	10.3%	14.1%	8.9%	(27.3)%	2.1%	0.9%	17.8%	13.7%	10.7%	10.9%

Other International	—	—	756.2%	18.8%	(0.2)%	7.7	—	3.4%	18.0%	42.0%

Corporate and Other	(11.3)%	75.9%	(14.3)%	38.3%	20.2%	33.8%	7.2%	13.4%	74.2%	47.9%

Consolidated	36.0%	33.6%	31.8%	29.5%	32.7%	33.0%	36.3%	36.4%	22.3%	32.4%
*Alaska including taxes other than income taxes.	42.3%	41.1%	40.8%	32.9%	39.0%	42.5%	42.5%	42.8%	39.3%	41.7%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
EARNINGS BY SEGMENT

Alaska	416	372	448	542	1,778	346	360	267	353	1,326

Lower 48	1,852	1,230	1,781	1,598	6,461	1,381	1,259	1,241	1,294	5,175

Canada	6	32	186	178	402	180	261	25	246	712

Europe, Middle East and North Africa	365	264	253	307	1,189	304	251	298	336	1,189

Asia Pacific	522	387	465	587	1,961	512	444	455	313	1,724

Other International	1	(4)	(2)	(8)	(13)	(1)	3	1	(4)	(1)

Corporate and Other	(242)	(49)	(333)	(197)	(821)	(171)	(249)	(228)	(232)	(880)

Consolidated	2,920	2,232	2,798	3,007	10,957	2,551	2,329	2,059	2,306	9,245

SPECIAL ITEMS

Alaska	—	—	—	—	—	—	—	—	—	—

Lower 48	—	—	100	—	100	66	—	—	(70)	(4)

Canada	—	—	92	—	92	—	—	—	—	—

Europe, Middle East and North Africa	—	—	—	—	—	—	—	—	—	—

Asia Pacific	—	—	52	203	255	76	—	—		76

Other International	—	—	—	—	—	—	—	—	—	—

Corporate and Other	—	—	(47)	(58)	(105)	—	—	(22)	(29)	(51)

Consolidated	—	—	197	145	342	142	—	(22)	(99)	21
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	416	372	448	542	1,778	346	360	267	353	1,326

Lower 48	1,852	1,230	1,681	1,598	6,361	1,315	1,259	1,241	1,364	5,179

Canada	6	32	94	178	310	180	261	25	246	712

Europe, Middle East and North Africa	365	264	253	307	1,189	304	251	298	336	1,189

Asia Pacific	522	387	413	384	1,706	436	444	455	313	1,648

Other International	1	(4)	(2)	(8)	(13)	(1)	3	1	(4)	(1)

Corporate and Other	(242)	(49)	(286)	(139)	(716)	(171)	(249)	(206)	(203)	(829)

Consolidated	2,920	2,232	2,601	2,862	10,615	2,409	2,329	2,081	2,405	9,224

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%	27.4%	27.6%	25.4%	26.6%

Lower 48	22.1%	22.2%	22.3%	20.4%	21.8%	21.7%	22.6%	21.9%	21.9%	22.0%

Canada	21.9%	26.6%	24.5%	29.5%	27.6%	23.6%	24.6%	30.9%	23.5%	24.2%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%	72.5%	69.5%	68.6%	70.6%

Asia Pacific	10.3%	14.1%	19.1%	16.7%	14.8%	15.6%	17.8%	13.7%	10.7%	14.8%

Other International	—	—	756.2%	18.8%	(0.2)%	7.7	—	3.4%	18.0%	42.0%

Corporate and Other	(11.3)%	75.9%	(23.1)%	43.5%	20.2%	33.8%	7.2%	12.3%	33.6%	22.3%

Consolidated	36.0%	33.6%	36.0%	34.0%	35.0%	35.3%	36.3%	36.2%	34.1%	35.5%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Total	—	—	—	—	—	—	—	—	—	—

Lower 48
Transaction and integration expenses	—	—	—	—	—	—	—	—	(43)	(43)
Impairments	—	—	—	—	—	—	—	—	(47)	(47)
Gain (loss) on asset sales	—	—	94	—	94	86	—	—	—	86
Subtotal before income taxes	—	—	94	—	94	86	—	—	(90)	(4)
Income tax provision (benefit)	—	—	(6)	—	(6)	20	—	—	(20)	—
Total	—	—	100	—	100	66	—	—	(70)	(4)

Canada
Income tax provision (benefit)¹	—	—	(92)	—	(92)	—	—	—	—	—
Total	—	—	92	—	92	—	—	—	—	—

Europe, Middle East and North Africa
Total	—	—	—	—	—	—	—	—	—	—

Asia Pacific
Income tax provision (benefit)²	—	—	(52)	(203)	(255)	(76)	—	—	—	(76)
Total	—	—	52	203	255	76	—	—	—	76

Other International
Total	—	—	—	—	—	—	—	—	—	—

Corporate and Other
Pending claims and settlements	—	—	—	—	—	—	—	—	16	16
Transaction and integration expenses	—	—	—	—	—	—	—	(28)	(471)	(499)
Gain (loss) on interest rate hedge³	—	—	—	—	—	—	—	—	35	35
Gain (loss) on CAD FX derivative	—	—	(59)	(73)	(132)	—	—	—	—	—
Gain (loss) on debt extinguishment	—	—	—	—	—	—	—	—	(173)	(173)
Subtotal before income taxes	—	—	(59)	(73)	(132)	—	—	(28)	(593)	(621)
Income tax provision (benefit)⁴	—	—	(12)	(15)	(27)	—	—	(6)	(564)	(570)
Total	—	—	(47)	(58)	(105)	—	—	(22)	(29)	(51)

Total Company	—	—	197	145	342	142	—	(22)	(99)	21
¹Includes a tax adjustment in 3Q23 related to closure of an audit.
²Includes a tax adjustment in 3Q23 and 1Q24 related to Malaysia deepwater investment tax incentive and 4Q23 adjustment related to reversal of a tax reserve.
³Interest rate hedging gain (loss) from PALNG Phase 1 Investment.
⁴Includes a tax adjustment related to the Marathon Oil acquisition and a deferred tax adjustment related to finalization of federal income tax regulations related to foreign currency in 4Q24.

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,974	5,735	8,830	5,635	5,635	5,574	4,294	5,221	5,607	5,607
Short-term investments	1,635	1,080	616	971	971	487	1,723	1,571	507	507
Accounts and notes receivable	5,280	4,517	5,658	5,461	5,461	5,444	5,285	4,791	6,621	6,621
Accounts and notes receivable—related parties	16	14	13	13	13	14	22	24	74	74
Inventories	1,258	1,236	1,326	1,398	1,398	1,443	1,447	1,496	1,809	1,809
Prepaid expenses and other current assets	953	919	738	852	852	759	963	881	1,029	1,029
Total Current Assets	16,116	13,501	17,181	14,330	14,330	13,721	13,734	13,984	15,647	15,647
Investments and long-term receivables	8,197	8,618	8,731	9,130	9,130	9,132	9,304	9,192	9,869	9,869
Net properties, plants and equipment	65,090	65,452	65,561	70,044	70,044	69,907	70,226	70,725	94,356	94,356
Other assets	2,038	2,034	2,178	2,420	2,420	2,588	2,730	2,798	2,908	2,908
Total Assets	91,441	89,605	93,651	95,924	95,924	95,348	95,994	96,699	122,780	122,780

Liabilities
Accounts payable	5,078	4,597	5,119	5,083	5,083	5,101	5,065	5,161	5,987	5,987
Accounts payable—related parties	22	29	24	34	34	37	91	29	57	57
Short-term debt	1,317	879	881	1,074	1,074	1,113	1,312	1,314	1,035	1,035
Accrued income and other taxes	2,847	1,692	1,919	1,811	1,811	2,116	2,016	2,473	2,460	2,460
Employee benefit obligations	420	552	691	774	774	405	516	627	1,087	1,087
Other accruals	1,869	1,799	1,704	1,229	1,229	1,391	1,324	1,161	1,498	1,498
Total Current Liabilities	11,553	9,548	10,338	10,005	10,005	10,163	10,324	10,765	12,124	12,124
Long-term debt	15,266	15,565	18,182	17,863	17,863	17,304	17,040	16,990	23,289	23,289
Asset retirement obligations and accrued environmental costs	6,324	6,357	6,425	7,220	7,220	7,141	7,238	7,337	8,089	8,089
Deferred income taxes	7,927	8,038	8,325	8,813	8,813	8,776	8,927	8,986	11,426	11,426
Employee benefit obligations	1,007	981	956	1,009	1,009	967	990	945	1,022	1,022
Other liabilities and deferred credits	1,581	1,585	1,680	1,735	1,735	1,672	1,730	1,795	2,034	2,034
Total Liabilities	43,658	42,074	45,906	46,645	46,645	46,023	46,249	46,818	57,984	57,984

Equity
Common stock issued
Par value	21	21	21	21	21	21	21	21	23	23
Capital in excess of par	61,100	61,169	61,262	61,303	61,303	61,300	61,381	61,430	77,529	77,529
Treasury stock	(61,904)	(63,217)	(64,529)	(65,640)	(65,640)	(66,974)	(68,005)	(69,184)	(71,152)	(71,152)
Accumulated other comprehensive income (loss)	(6,027)	(5,925)	(5,961)	(5,673)	(5,673)	(5,917)	(5,961)	(5,845)	(6,473)	(6,473)
Retained earnings	54,593	55,483	56,952	59,268	59,268	60,895	62,309	63,459	64,869	64,869
Total Equity	47,783	47,531	47,745	49,279	49,279	49,325	49,745	49,881	64,796	64,796
Total Liabilities and Equity	91,441	89,605	93,651	95,924	95,924	95,348	95,994	96,699	122,780	122,780

	2023					2024
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,920	2,232	2,798	3,007	10,957	2,551	2,329	2,059	2,306	9,245
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211	2,334	2,390	2,664	9,599
Impairments	1	—	11	2	14	—	34	—	46	80
Dry hole costs and leasehold impairments	68	34	49	11	162	19	29	—	(2)	46
Accretion on discounted liabilities	68	68	68	79	283	80	80	80	85	325
Deferred taxes	324	165	264	392	1,145	87	124	38	118	367
Distributions more (less) than income from equity affiliates	491	161	268	44	964	308	56	181	19	564
(Gain) loss on dispositions	(93)	1	(108)	(28)	(228)	(93)	5	2	35	(51)
Other	(35)	28	23	(236)	(220)	(66)	76	(28)	148	130
Net working capital changes	(283)	(845)	(23)	(231)	(1,382)	(112)	(148)	1,041	(962)	(181)
Net Cash Provided by Operating Activities	5,403	3,854	5,445	5,263	19,965	4,985	4,919	5,763	4,457	20,124

Cash Flows from Investing Activities
Capital expenditures and investments	(2,897)	(2,923)	(2,545)	(2,883)	(11,248)	(2,916)	(2,969)	(2,916)	(3,317)	(12,118)
Working capital changes associated with investing activities	208	(122)	(261)	205	30	169	4	22	107	302
Acquisition of businesses, net of cash acquired	—	—	—	(2,724)	(2,724)	49	—	—	(73)	(24)
Proceeds from asset dispositions	188	238	187	19	632	173	5	39	44	261
Net sales (purchases) of investments	1,065	484	311	(487)	1,373	405	(1,199)	195	1,014	415
Other	(12)	7	(76)	18	(63)	(21)	8	2	25	14
Net Cash Used in Investing Activities	(1,448)	(2,316)	(2,384)	(5,852)	(12,000)	(2,141)	(4,151)	(2,658)	(2,200)	(11,150)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(43)	(64)	2,651	(136)	2,408	(505)	(58)	(44)	1,217	610
Issuance of company common stock	(97)	2	38	5	(52)	(61)	4	(9)	(12)	(78)
Repurchase of company common stock	(1,700)	(1,300)	(1,300)	(1,100)	(5,400)	(1,325)	(1,021)	(1,167)	(1,950)	(5,463)
Dividends paid	(1,488)	(1,350)	(1,337)	(1,408)	(5,583)	(924)	(915)	(910)	(897)	(3,646)
Other	2	(13)	(23)	—	(34)	(10)	(53)	(68)	(127)	(258)
Net Cash Used in Financing Activities	(3,326)	(2,725)	29	(2,639)	(8,661)	(2,825)	(2,043)	(2,198)	(1,769)	(8,835)

Effect of Exchange Rate Changes	(104)	(58)	12	51	(99)	(73)	4	41	(105)	(133)

Net Change in Cash, Cash Equivalents and Restricted Cash	525	(1,245)	3,102	(3,177)	(795)	(54)	(1,271)	948	383	6
Cash, cash equivalents and restricted cash at beginning of period	6,694	7,219	5,974	9,076	6,694	5,899	5,845	4,574	5,522	5,899
Cash, Cash Equivalents and Restricted Cash at End of Period	7,219	5,974	9,076	5,899	5,899	5,845	4,574	5,522	5,905	5,905
Restricted cash in included in the "Other assets" line of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	406	363	371	565	1,705	720	691	691	1,092	3,194

Lower 48	1,704	1,653	1,521	1,609	6,487	1,616	1,649	1,653	1,592	6,510

Canada	136	92	117	111	456	152	131	136	132	551

Europe, Middle East and North Africa	209	358	267	277	1,111	219	227	248	327	1,021

Asia Pacific	63	79	103	109	354	45	90	100	135	370

Other International	—	—	—	—	—	—	—	—	—	—

Corporate and Other	379	378	166	212	1,135	164	181	88	39	472
Total Capital Expenditures and Investments	2,897	2,923	2,545	2,883	11,248	2,916	2,969	2,916	3,317	12,118
Capitalized interest included in total capital expenditures and investments	26	39	45	43	153	50	58	66	74	248

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
TOTAL SEGMENTS

Production
Total (MBOED)	1,792	1,805	1,806	1,902	1,826	1,902	1,945	1,917	2,183	1,987

Crude Oil (MBD)
Consolidated operations	926	918	914	936	923	928	942	945	1,058	969
Equity affiliates	11	13	13	13	13	16	13	12	12	13
Total	937	931	927	949	936	944	955	957	1,070	982

NGL (MBD)
Consolidated operations	264	275	283	293	279	271	287	302	355	304
Equity affiliates	7	8	8	8	8	8	8	8	7	8
Total	271	283	291	301	287	279	295	310	362	312

Bitumen (MBD)
Consolidated operations	69	66	64	125	81	129	133	87	139	122
Total	69	66	64	125	81	129	133	87	139	122

Natural Gas (MMCFD)
Consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035	2,123	2,149	2,486	2,200
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267	1,247	1,232	1,188	1,233
Total	3,088	3,147	3,141	3,161	3,135	3,302	3,370	3,381	3,674	3,433

Industry Prices
Crude Oil ($/BBL)
WTI	76.13	73.78	82.26	78.32	77.62	76.96	80.57	75.10	70.27	75.72
WCS	51.31	58.62	69.36	56.43	58.93	57.57	66.96	61.56	57.71	60.95
Brent dated	81.27	78.39	86.76	84.05	82.62	83.24	84.94	80.18	74.69	80.76
JCC ($/BBL)	100.49	87.19	84.04	83.08	88.70	92.29	84.19	87.58	85.98	87.51
Natural Gas ($/MMBTU)
Henry Hub first of month	3.44	2.09	2.54	2.88	2.74	2.25	1.89	2.15	2.79	2.27

Average Realized Prices
Total ($/BOE)	60.86	54.50	60.05	58.21	58.39	56.60	56.56	54.18	52.37	54.83

Crude Oil ($/BBL)
Consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67	81.31	76.78	71.01	76.74
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94	80.34	76.11	73.57	76.76
Total	77.65	74.19	83.15	80.80	78.96	78.64	81.30	76.77	71.04	76.74

NGL ($/BBL)
Consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35	21.84	21.16	23.31	22.43
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09	49.83	49.91	54.63	51.53
Total	25.84	20.72	23.01	21.97	22.82	24.25	22.60	21.93	23.93	23.19

Bitumen ($/BBL)
Consolidated operations	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32	45.56	47.92
Total	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32	45.56	47.92

Natural Gas ($/MCF)
Consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91	1.88	1.99	3.52	2.61
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26	7.98	8.41	8.31	8.22
Total	7.30	5.04	5.06	5.41	5.69	5.02	4.22	4.42	5.12	4.69

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Exploration Expenses ($ Millions)
Dry holes	49	23	37	—	109	19	25	—	(4)	40
Leasehold impairment	19	11	12	11	53	—	4	—	2	6
Total noncash expenses	68	34	49	11	162	19	29	—	(2)	46
Other (G&A, G&G and lease rentals)	70	49	43	74	236	93	73	70	73	309
Total exploration expenses	138	83	92	85	398	112	102	70	71	355

U.S. exploration expenses	108	51	29	37	225	66	42	22	28	158
International exploration expenses	30	32	63	48	173	46	60	48	43	197

DD&A ($ Millions)
Alaska	260	267	259	275	1,061	324	321	309	345	1,299
Lower 48	1,319	1,407	1,489	1,507	5,722	1,432	1,557	1,640	1,813	6,442
Canada	91	84	89	156	420	158	166	147	168	639
Europe, Middle East and North Africa	153	139	134	161	587	180	175	189	217	761
Asia Pacific	113	108	117	117	455	110	107	97	111	425
Other International	—	—	—	—	—	—	—	—	—	—
Corporate and Other	6	5	7	7	25	7	8	8	10	33
Total DD&A	1,942	2,010	2,095	2,223	8,270	2,211	2,334	2,390	2,664	9,599

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	179	176	165	174	173	180	170	162	179	173
Lower 48	561	565	572	576	569	553	575	603	677	602
Canada	6	6	8	15	9	18	17	15	16	17
Norway	70	65	60	63	64	68	68	70	72	69
Libya	47	48	48	48	48	50	51	40	52	48
Equatorial Guinea	—	—	—	—	—	—	—	—	3	1
Europe, Middle East and North Africa	117	113	108	111	112	118	119	110	127	118
China	34	32	31	31	32	32	34	34	32	33
Malaysia	29	26	30	29	28	27	27	21	27	26
Asia Pacific	63	58	61	60	60	59	61	55	59	59
Total consolidated operations	926	918	914	936	923	928	942	945	1,058	969
Equity affiliates	11	13	13	13	13	16	13	12	12	13
Total	937	931	927	949	936	944	955	957	1,070	982

NGL (MBD)
Consolidated operations
Alaska	18	16	14	15	16	14	14	14	16	15
Lower 48	239	252	263	269	256	247	264	278	327	279
Canada	3	3	3	5	3	6	6	7	6	6
Norway	4	4	3	4	4	4	3	3	4	4
Equatorial Guinea	—	—	—	—	—	—	—	—	2	—
Europe, Middle East and North Africa	4	4	3	4	4	4	3	3	6	4
Total consolidated operations	264	275	283	293	279	271	287	302	355	304
Equity affiliates	7	8	8	8	8	8	8	8	7	8
Total	271	283	291	301	287	279	295	310	362	312

Bitumen (MBD)
Canada	69	66	64	125	81	129	133	87	139	122
Total	69	66	64	125	81	129	133	87	139	122

Natural Gas (MMCFD)
Consolidated operations
Alaska	42	34	36	39	38	42	36	37	41	39
Lower 48	1,418	1,478	1,490	1,440	1,457	1,479	1,597	1,596	1,827	1,625
Canada	64	58	57	82	65	100	121	121	117	115
Norway	313	256	235	313	279	329	301	323	361	329
Libya	29	30	29	29	29	29	27	28	27	28
Equatorial Guinea	—	—	—	—	—	—	—	—	54	14
Europe, Middle East and North Africa	342	286	264	342	308	358	328	351	442	371
Malaysia	56	40	42	51	48	56	41	44	59	50
Asia Pacific	56	40	42	51	48	56	41	44	59	50
Total consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035	2,123	2,149	2,486	2,200
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267	1,247	1,232	1,188	1,233
Total	3,088	3,147	3,141	3,161	3,135	3,302	3,370	3,381	3,674	3,433

Total (MBOED)
Consolidated operations
Alaska	204	198	185	195	195	201	190	182	202	194
Lower 48	1,036	1,063	1,083	1,086	1,067	1,046	1,105	1,147	1,308	1,152
Canada	89	85	85	158	104	170	176	129	180	164
Norway	126	112	102	119	115	127	121	127	136	128
Libya	52	53	53	53	53	55	56	44	57	53
Equatorial Guinea	—	—	—	—	—	—	—	—	14	3
Europe, Middle East and North Africa	178	165	155	172	168	182	177	171	207	184
China	34	32	31	31	32	32	34	34	32	33
Malaysia	38	33	37	38	36	36	34	28	37	34
Asia Pacific	72	65	68	69	68	68	68	62	69	67
Total consolidated operations	1,579	1,576	1,576	1,680	1,602	1,667	1,716	1,691	1,966	1,761
Equity affiliates	213	229	230	222	224	235	229	226	217	226
Total	1,792	1,805	1,806	1,902	1,826	1,902	1,945	1,917	2,183	1,987

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	82.22	76.09	86.98	87.25	83.05	83.59	86.44	81.32	75.88	81.73
Lower 48	74.36	72.06	80.75	77.43	76.19	75.51	78.72	74.73	68.74	74.17
Canada	65.07	59.40	70.83	66.32	66.19	64.40	68.90	61.99	62.49	64.47
Norway	85.34	80.39	87.27	85.35	84.56	85.36	83.96	79.75	76.44	81.09
Libya	80.41	78.65	87.74	85.92	83.07	84.11	85.44	83.48	72.92	81.08
Equatorial Guinea	—	—	—	—	—	—	—	—	60.01	60.01
Europe, Middle East and North Africa	83.52	79.64	87.45	85.60	83.96	84.83	84.62	80.88	74.57	80.92
China	76.93	75.27	84.71	84.53	80.35	80.59	82.16	77.78	73.36	78.67
Malaysia	89.99	83.92	92.63	92.64	90.11	89.40	91.70	85.13	78.95	87.06
Asia Pacific	83.50	78.64	89.10	87.47	84.79	85.05	86.47	80.84	75.64	82.42
Total consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67	81.31	76.78	71.01	76.74
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94	80.34	76.11	73.57	76.76
Total	77.65	74.19	83.15	80.80	78.96	78.64	81.30	76.77	71.04	76.74

NGL ($/BBL)
Consolidated operations
Lower 48	24.58	19.61	22.03	20.93	21.73	22.67	21.57	20.64	23.09	22.02
Canada	29.02	17.11	26.26	30.28	26.13	35.47	27.01	28.11	27.97	29.59
Norway	47.91	37.06	43.08	38.48	41.13	46.32	39.60	46.08	47.56	45.50
Equatorial Guinea	—	—	—	—	—	—	—	—	1.00	1.00
Europe, Middle East and North Africa	47.91	37.06	43.08	38.48	41.13	46.32	39.60	46.08	31.53	40.29
Total consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35	21.84	21.16	23.31	22.43
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09	49.83	49.91	54.63	51.53
Total	25.84	20.72	23.01	21.97	22.82	24.25	22.60	21.93	23.93	23.19

Bitumen ($/BBL)
Canada	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32	45.56	47.92
Total	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32	45.56	47.92

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.58	4.38	4.40	4.48	4.47	3.91	4.03	3.98	3.75	3.90
Lower 48	2.92	1.43	2.24	1.93	2.12	1.57	0.32	0.18	1.39	0.87
Canada	4.64	0.56	0.67	1.27	1.80	1.01	0.36	0.10	0.80	0.54
Norway	18.04	11.32	10.07	12.70	13.33	9.02	9.89	11.19	13.96	11.11
Libya	7.67	6.67	5.86	5.78	6.49	6.39	6.23	6.05	6.11	6.20
Equatorial Guinea	—	—	—	—	—	—	—	—	9.84	9.84
Europe, Middle East and North Africa	17.18	10.83	9.61	12.12	12.68	8.81	9.59	10.76	13.01	10.70
Malaysia	4.30	4.10	3.77	3.60	3.95	3.68	3.98	3.62	3.72	3.74
Asia Pacific	4.30	4.10	3.77	3.60	3.95	3.68	3.98	3.62	3.72	3.74
Total consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91	1.88	1.99	3.52	2.61
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26	7.98	8.41	8.31	8.22
Total	7.30	5.04	5.06	5.41	5.69	5.02	4.22	4.42	5.12	4.69

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(242)	(49)	(333)	(197)	(821)	(171)	(249)	(228)	(232)	(880)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(90)	(86)	(91)	(93)	(360)	(93)	(89)	(79)	(118)	(379)
Corporate G&A expenses	(90)	(96)	(87)	(84)	(357)	(105)	(78)	(99)	(434)	(716)
Technology*	6	(11)	(14)	(15)	(34)	(24)	(44)	(32)	(37)	(137)
Other	(68)	144	(141)	(5)	(70)	51	(38)	(18)	357	352
Total	(242)	(49)	(333)	(197)	(821)	(171)	(249)	(228)	(232)	(880)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(214)	(218)	(239)	(262)	(933)	(255)	(256)	(255)	(265)	(1,031)
Capitalized interest*	26	39	45	43	153	50	58	66	74	248
Interest revenue	95	97	110	101	403	101	95	105	93	394
Total	(93)	(82)	(84)	(118)	(377)	(104)	(103)	(84)	(98)	(389)
*Capitalized interest represents interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	16,583	16,444	19,063	18,937	18,937	18,417	18,352	18,304	24,324	24,324
Debt-to-capital ratio (%)	26%	26%	29%	28%	28%	27%	27%	27%	27%	27%

Equity ($ Millions)	47,783	47,531	47,745	49,279	49,279	49,325	49,745	49,881	64,796	64,796

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day